UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2021

Kodiak Sciences Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38682	27-0476525
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 PAGE MILL RD
PALO ALTO, California	94304
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 650 281-0850

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001	KOD	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

As previously disclosed, on August 12, 2021, the Board of Directors of Kodiak Sciences Inc. (“Kodiak”) approved the Kodiak 2021 Long-Term Performance Incentive Plan (the “LTPIP”), subject to approval by Kodiak stockholders. The LTPIP was approved by Kodiak’s stockholders on October 13, 2021 as described below in Item 5.07 of this Current Report on Form 8-K.

The material terms of the LTPIP, and performance stock option awards granted under the LTPIP to our Chief Executive Officer, Senior Vice President and Chief Financial Officer, and Chief Medical Officer and Chief Development Officer, were previously summarized in the sections titled “Summary of the LTPIP”, “Material Terms of the LTPIP” and “New Plan Benefits” in the definitive Proxy Statement on Schedule 14 A filed by Kodiak with the Securities and Exchange Commission on September 13, 2021. Such sections are hereby incorporated by reference into this Current Report on Form 8-K and are filed as Exhibit 99.1 hereto.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On October 13, 2021, Kodiak held a special meeting (the “Special Meeting”) of stockholders at which a quorum was present, and Kodiak’s stockholders approved the LTPIP. Approval of the LTPIP required the affirmative vote of each of:

•	A majority of the voting power of the shares present in person or represented by proxy at the Special Meeting and entitled to vote on the LTPIP (the “Bylaws Standard”); and

•	A majority of the votes cast, excluding votes cast by any participant in the LTPIP, including Dr. Victor Perlroth (the “Board Standard”).

The results of the stockholder vote are reported below:

(1) Pursuant to the Bylaws Standard, the votes were as follows:

For	Against	Abstained	Broker Non-Votes
35,091,116	10,306,865	137,543	0

Accordingly, the votes cast in favor of approving the LTPIP constituted approximately 77% of all shares present in person or represented by proxy at the Special Meeting and entitled to vote on the LTPIP pursuant to the Bylaws Standard.

(2) Pursuant to the Board Standard, the votes were as follows:

For	Against	Broker Non-Votes
30,489,963	10,306,865	0

Accordingly, the votes cast in favor of approving the LTPIP constituted approximately 75% of all votes cast at the Special Meeting, excluding votes cast by any participant in the LTPIP pursuant to the Board Standard.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Excerpts from the Proxy Statement filed on September 13, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KODIAK SCIENCES INC.

Date: October 15, 2021	By:	/s/ Victor Perlroth
Victor Perlroth, M.D.
Chief Executive Officer